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                                                                   EXHIBIT 10.48


                               AMENDMENT NO. 2 TO
                           LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is dated as of August 5, 1999 and is entered into by and among the financial institutions listed on the signature pages hereof (individually, a "Lender" and collectively, the "Lenders"), Bank of America, National Association, formerly BankAmerica Business Credit, Inc., as agent for the Lenders (in its capacity as agent, the "Agent"), and McInnes Steel Company, McInnes International, Inc., Taylor Forge Company, Erie Bronze & Aluminum Company, American Handling, Inc., Northern Steel Company, Micafil, Inc. and Eballoy Glass Products Company (individually, a "Borrower" and collectively, the "Borrowers"). All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Agreement (as hereinafter defined).

                                   WITNESSETH:

         WHEREAS, the Lenders, the Agent and the Borrowers have entered into that certain Loan and Security Agreement dated as of February 25, 1999, as amended, supplemented or otherwise modified prior to the date hereof (the "Agreement"); and

         WHEREAS, the Borrowers desire to amend the Agreement and the Lenders and the Agent are willing to do so, subject to the terms and conditions stated herein;

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrowers, the Lenders and the Agent hereby agree as follows:

         SECTION 1. Amendment to the Agreement. The Agent, the Lenders and the Borrowers agree that the Agreement shall be amended, effective as of the date hereof, as follows:

                (a) Clause (g) of the definition of "Eligible Accounts" appearing in Section 1.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

                "(g) owed by an Account Debtor which: (i) does not maintain its chief executive office in the United States or Canada; or (ii) is not organized under the laws of the United States or any state thereof or Canada; or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof; except to the extent that such Account is secured or payable by a letter of credit or foreign credit insurance, all in form and substance and assigned in a manner satisfactory to the Agent in its discretion; provided that the aggregate of all Accounts included in Eligible Accounts due to such foreign credit insurance shall not exceed $750,000.00;"

                (b) Clause (d) of Section 6.7 of the Agreement is hereby amended and restated to read in its entirety as follows:


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                "(d) on a monthly basis, by the 25th day of each month for the prior month (or more frequently if requested by the Agent), Inventory reports by category, with additional detail showing additions to and deletions from the Inventory;"

                (c) Section 9.29 of the Agreement is hereby amended and restated to read in its entirety as follows:

                    "9.29 Unused Availability. The Borrower shall
                maintain Availability, with all its obligations with customary terms within the industry, (a) on the average for each calendar month, in an amount no less than $500,000, (b) on each day in September, 1999, in an amount no less than $100,000, (c) on each day in October, 1999, in an amount no less than $200,000, (d) on each day in November, 1999, in an amount no less than $300,000, and (e) on December 1, 1999 and each day thereafter, in an amount no less than $350,000."

         SECTION 2. Overadvance. The Agent and the Lenders hereby agree that, during the period from and including August 5, 1999 through and including August 18, 1999, the Aggregate Revolver Outstandings on any day may exceed the Availability in effect on such day (with the Availability for this purpose calculated as if the Aggregate Revolver Outstandings were zero) by an aggregate amount up to (but not exceeding) $500,000, provided that in no event shall the Aggregate Revolver Outstandings exceed the Maximum Revolver Amount, and provided further that on and after August 19, 1999 the Aggregate Revolver Outstandings shall no longer be permitted to exceed the Availability (with the Availability for this purpose calculated as if the Aggregate Revolver Outstandings were zero) in effect on such day or thereafter, and the Borrowers shall immediately pay to the Agent, for the account of the Lenders, the amount of any such excess. The Agent's and the Lenders' agreement contained in this Section 2 shall not be deemed to change the limits of the Maximum Revolver Amount or to otherwise change the limits of the Availability or to make the Agent and the Lenders obligated to exceed such limits on any other occasion.

         This agreement is only applicable and shall only be effective for the specific instance, for the specific purpose, and for the specific period for which given. Such agreement is expressly limited to the facts and circumstances referred to herein and shall not operate (a) as a waiver of or consent to non-compliance with any section of the Agreement or any other Loan Document, (b) as a waiver of, or a restriction on or prejudice with respect to, any right, power or remedy of the Agent or any Lender under the Agreement or any other Loan Document, or (c) as a waiver of or consent to any Event of Default or Default under the Agreement or any other Loan Document.

         SECTION 3. Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                (a) Amendment. Fully executed copies of this Amendment signed by the Borrowers, the Lenders and the Agent and ratifications signed by the Corporate Guarantors shall be delivered to the Agent.

                (b) Resolutions from the Borrowers. A certificate executed by the Secretary or Assistant Secretary of each Borrower certifying that such Borrower's Board of Directors has


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         adopted resolutions authorizing the execution, delivery and performance by such Borrower of this Amendment shall be delivered to the Agent.

                (c) Resolutions from the Corporate Guarantors. A certificate executed by the Secretary or Assistant Secretary of each Corporate Guarantor certifying that such Corporate Guarantor's Board of Directors has adopted resolutions authorizing the execution, delivery and performance by such Corporate Guarantor of the ratification of this Amendment shall be delivered to the Agent.

                (d) Fee. The Borrowers shall have paid the Agent, for the account of the Lenders, an amendment fee in the amount of $20,000, which fee shall be earned upon execution of this Amendment and shall be non-refundable upon such payment to the Agent. The Agent, the Lenders and the Borrowers agree that such fee shall be financed by the Lenders as a Revolving Loan.

                (e) Other Documents. The Borrowers shall have executed and delivered to the Agent such other documents and instruments as the Agent may request.

         SECTION 4. Miscellaneous.

                (a) Survival of Representations and Warranties. All representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent or any Lender or any closing shall affect the representations and warranties or the right of the Agent or such Lender to rely thereon.

                (b) Reference to Agreement. The Agreement, each of the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference therein to the Agreement shall mean a reference to the Agreement as amended hereby.

                (c) Agreement Remains in Effect. The Agreement and the Loan Documents remain in full force and effect, and each Borrower ratifies and confirms its agreements and covenants contained therein. Each Borrower hereby confirms that, after giving effect to this Amendment, no Event of Default or Default exists as of such date.

                (d) Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                (e) APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF ILLINOIS

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         AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF
         THE STATE OF ILLINOIS.

                (f) Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, the Lenders and the Borrowers and their respective successors and assigns; provided, however, that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent and the Lenders.

                (g) Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

                (h) Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

                (i) Expenses of the Agent. The Borrowers jointly and severally agree to pay on demand all costs and expenses incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including, without limitation, the costs and fees of the Agent's legal counsel and the allocated cost of the Agent's in-house counsel.

                    [signatures continued on following pages]



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         IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

                                     By:   /s/  Timothy M. Hunter
                                        --------------------------------
                                     Name:      Timothy M. Hunter
                                          ------------------------------
                                     Title:  Chief Financial Officer/Treasurer
                                           -----------------------------------

                                     MCINNES INTERNATIONAL, INC.

                                     By:  /s/  Timothy M. Hunter
                                        --------------------------------
                                     Name:     Timothy M. Hunter
                                          ------------------------------
                                     Title:   Treasurer
                                           -----------------------------------

                                     TAYLOR FORGE COMPANY

                                     By:  /s/  Timothy M. Hunter
                                        --------------------------------
                                     Name:     Timothy M. Hunter
                                          ------------------------------
                                     Title:   Vice President/Treasurer
                                           -----------------------------------

                                     ERIE BRONZE & ALUMINUM COMPANY

                                     By:  /s/  Timothy M. Hunter
                                        --------------------------------
                                     Name:     Timothy M. Hunter
                                          ------------------------------
                                     Title:   Treasurer
                                           -----------------------------------

                                     AMERICAN HANDLING, INC.

                                     By:  /s/  Timothy M. Hunter
                                        --------------------------------
                                     Name:     Timothy M. Hunter
                                          ------------------------------
                                     Title:   Vice President
                                           -----------------------------------

                                     NORTHERN STEEL COMPANY

                                     By:  /s/  Timothy M. Hunter
                                        --------------------------------
                                     Name:     Timothy M. Hunter
                                          ------------------------------
                                     Title:   Treasurer
                                           -----------------------------------

                                     MICAFIL, INC.

                                     By:  /s/  Timothy M. Hunter
                                        --------------------------------
                                     Name:     Timothy M. Hunter
                                          ------------------------------
                                     Title:   Treasurer
                                           -----------------------------------


                                     EBALLOY GLASS PRODUCTS COMPANY

                                     By:   /s/  Timothy M. Hunter
                                        --------------------------------
                                     Name:      Timothy M. Hunter
                                          ------------------------------
                                     Title:  Treasurer
                                           -----------------------------


                                     "AGENT":

                                     BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION, as the Agent

                                     By:   /s/ Beverly J. Gray
                                        --------------------------------
                                     Name:     Beverly J. Gray
                                          ------------------------------
                                     Title:  V.P./Sr. Account Executive
                                           -----------------------------


                                     "LENDERS":

                                     BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION, as a Lender

                                     By:   /s/ Beverly J. Gray
                                        --------------------------------
                                     Name:     Beverly J. Gray
                                          ------------------------------
                                     Title:   V.P./Sr. Account Executive
                                           -----------------------------



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                           CONSENTS AND REAFFIRMATIONS

         The undersigned hereby consent to the terms and conditions of that Amendment No. 2 to the Loan and Security Agreement dated as of February 25, 1999, among the financial institutions listed on the signature pages thereto (individually, a "Lender" and collectively, the "Lenders"), Bank of America, National Association, formerly BankAmerica Business Credit, Inc., as agent for the Lenders (in its capacity as agent, the "Agent"), and McInnes Steel Company, McInnes International, Inc., Taylor Forge Company, Erie Bronze & Aluminum Company, American Handling, Inc., Northern Steel Company, Micafil, Inc. and Eballoy Glass Products Company, and reaffirm their obligations under those certain Guaranty of Payment Agreements each dated as of February 25, 1999 (collectively, the "Corporate Guaranties") made by the undersigned in favor of the Agent and the Lenders, and acknowledge and agree that the Corporate Guaranties and all other Loan Documents remain in full force and effect.

         Dated as of August 5, 1999

                                          CENTRUM INDUSTRIES, INC.

                                          By:   /s/  Timothy M. Hunter
                                             --------------------------------
                                          Name:      Timothy M. Hunter
                                               ------------------------------
                                          Title:  Chief Financial Officer
                                                -----------------------------

                                          MCINNES SERVICES, INC.

                                          By:   /s/  Timothy M. Hunter
                                             --------------------------------
                                          Name:      Timothy M. Hunter
                                               ------------------------------
                                          Title:  Secretary/Treasurer
                                                -----------------------------

                                          LASALLE EXPLORATION, INC.

                                          By:   /s/  Timothy M. Hunter
                                             --------------------------------
                                          Name:      Timothy M. Hunter
                                               ------------------------------
                                          Title:  Treasurer/Assistant Secretary
                                                -------------------------------



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